EXHIBIT 1


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                           FLEET FINANCIAL GROUP, INC.
                        (a Rhode Island corporation); and


                              FLEET CAPITAL TRUST V
                      (a Delaware statutory business trust)


                           250,000 Capital Securities
                        Floating Rate Capital Securities
                (Liquidation Amount $1,000 Per Capital Security)






                               PURCHASE AGREEMENT




Dated:  December 15, 1998

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                                Table of Contents


SCHEDULES
         Schedule  A  -  List  of  UnderwritersSch  A-1
         Schedule  B -  List  of
         SubsidiariesSch B-1

EXHIBITS
         Exhibit A - Form of Opinion of Company's CounselA-1
         Exhibit B - Form of
         Opinion  of Trust's  Special  Delaware  CounselB-1
         Exhibit C - Form of
         Lock-up LetterC-1

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                           FLEET FINANCIAL GROUP, INC.
                          (a Rhode Island corporation)

                              FLEET CAPITAL TRUST V
                      (a Delaware statutory business trust)

                           250,000 Capital Securities
                        Floating Rate Capital Securities
                (Liquidation Amount $1,000 Per Capital Security)



                                                               December 15, 1998

LEHMAN BROTHERS INC.
American Express Tower
10th Floor
World Financial Center
New York, New York 10285


Ladies and Gentlemen:

     Fleet Capital Trust V (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12 of the Delaware Code, 12 Del. C. ss. ss. 3801 et seq.) confirms its agreement with Lehman Brothers Inc. (Lehman Brothers") and each of the Underwriters named in Schedule A hereto (collectively the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Lehman Brothers is acting as
Representative (in such capacity, the "Representative") with respect to the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Floating Rate Capital
Securities (liquidation amount $1,000 per capital security) ("Capital Securities") set forth in said Schedule A hereto. The Capital Securities are more fully described in the Prospectus (as defined below).

     The Capital Securities will be guaranteed by Fleet Financial Group, Inc. (a Rhode Island corporation) (the "Company"), to the extent set forth in the Prospectus (as defined below), with respect to distributions and amounts payable upon liquidation or redemption (the "Capital Securities Guarantee"), pursuant to the Capital Securities Guarantee Agreement (the "Capital Securities Guarantee Agreement") to be dated as of Closing Time (as defined below), executed and delivered by the Company and The First National Bank of Chicago (the "Guarantee Trustee"), a national banking association not in its individual capacity but solely as trustee, for the benefit of the holders from time to time of the Capital Securities. The Company and the Trust each understand that the Underwriters propose to make a public offering of the Capital Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered, and the Declaration (as defined herein), the Indenture (as defined herein), and the Capital Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and amounts payable upon liquidation or redemption (the "Common Securities Guarantee" and, together with the Capital Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Capital Securities Guarantee Agreement, the "Guarantee Agreements"), to be dated as of Closing Time, executed and delivered by the Company for the benefit of the holders from time to time of the Common Securities, and will be used by the Trust to purchase the Floating Rate Junior Subordinated Deferrable Interest Debentures due 2028 (the "Debentures") issued by the Company. The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Trust, to be dated as of Closing Time (the "Declaration"), among the Company, as Sponsor, The First National Bank of Chicago, as institutional trustee (the "Institutional Trustee"), First Chicago Delaware Inc., as Delaware trustee (the "Delaware Trustee"), and Eugene M. McQuade, Douglas L. Jacobs and John R. Rodehorst, as regular trustees (the "Regular Trustees" and together with the Institutional Trustee and the Delaware Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Debentures will be issued pursuant to an Indenture, dated as of December 18, 1998 (the "Indenture"), between the Company and The First National Bank of Chicago as trustee (the "Indenture Trustee"), as supplemented by a Supplemental Indenture to be dated as of Closing Time (the "Supplemental Indenture"), between the Company and the Indenture Trustee. The Capital Securities, the Capital Securities Guarantee and the Debentures are collectively referred to herein as the "Securities." Capitalized terms used herein without definition have the respective meanings specified in the Prospectus.

     The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (No. 333-62905), including the related preliminary prospectus, covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), which permits the delayed or continuous offering of securities pursuant to Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus (including a prospectus supplement relating to the Securities) in accordance with the provisions of Rule 430A ("Rule 430A") of the 1933 Act Regulations, if applicable, and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act
Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information". Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement", and after such filing, the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Capital Securities is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

SECTION 1.  REPRESENTATIONS AND WARRANTIES.

     (a) Representations and Warranties by the Company and the Trust. The Company and the Trust jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the Closing Time referred to in
Section 2(b) hereof, and agrees with each Underwriter, as follows:

               (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Trust, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

     At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective, at the date hereof, and at the Closing Time, the Registration
Statement, the Rule 462(b) Registration Statement, and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company and the Trust will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply (A) to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Trust or the Company in writing by any Underwriter through Lehman Brothers expressly for use in the Registration Statement or Prospectus or (B) to that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification on Form T-1 (the "Forms T-1) under the Trust Indenture Act of the Indenture Trustee, the Institutional Trustee and the Guarantee Trustee.

     Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the date hereof and at the time the Prospectus was issued and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               (iv) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

               (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except for dividends paid by the Company in the ordinary course of business consistent with past practice.

               (vi) Good Standing of the Company. Each of the Company and the subsidiaries of the Company listed on Schedule B hereto, (the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation or national banking association in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation under the laws of the State of New York and the laws of the Commonwealth of Massachusetts; and neither the Company nor any Significant Subsidiary is required to be qualified to do business as a foreign corporation under the laws of any other jurisdiction, and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

               (vii) Existence of Trust. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, is and will be treated as a "grantor trust" for federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Prospectus, and is not required to be authorized to do business in any other jurisdiction.

               (viii) Common Securities. The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company in accordance with the terms of the Declaration and against payment therefor as described in the Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; no holder thereof will be subject to personal liability by reason of being such a holder; and at the Closing Time, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (ix) Authorization of Declaration. The Declaration has been duly authorized by the Company and duly qualified under the 1939 Act and, when validly executed and delivered by the Company and the Regular Trustees, and assuming the due authorization, execution and delivery of the Declaration by the Delaware Trustee and the Institutional Trustee, the Declaration will constitute a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (x) Guarantee Agreements. The Capital Securities Guarantee Agreement has been duly authorized by the Company and duly qualified under the 1939 Act and, when validly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Capital Securities Guarantee Agreement by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as
          enforcement   thereof  may  be  limited  by   bankruptcy,   insolvency
          (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (xi) Capital Securities. The Capital Securities have been duly authorized by the Declaration and, when authenticated in the manner provided for in the Declaration and issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the issuance of the Capital Securities is not subject to preemptive or other similar rights; and holders of Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

               (xii) Authorization of Indenture. The Indenture has been duly authorized by the Company and duly qualified under the 1939 Act and, when duly executed and delivered by the Company and assuming the due authorization, execution and delivery of the Indenture by the Indenture Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (xiii) Authorization of Debentures. The Debentures have been duly authorized by the Company, and when executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Debentures will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (xiv) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Trust.

               (xv) Absence of Defaults and Conflicts. The execution and delivery by the Company and the Trust of, and the performance by the Company and the Trust of their obligations under, this Agreement, the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Declaration, the Capital Securities Guarantee Agreement and the Indenture, the issuance and delivery by the Trust of the Common Securities and Capital Securities and the consummation of the sale of the Capital Securities and the fulfillment of the terms herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Company and its subsidiaries (including the Trust) considered as a whole or as to the Trust separately), any indenture, mortgage, deed of trust, loan agreement, guarantee, lease, financing agreement or other similar agreement or instrument to which the Company or any of its subsidiaries (including the Trust) is a party or by which the Company or any of its subsidiaries (including the Trust) is bound or to which any of the property or assets of the Company or any of its subsidiaries (including the Trust) is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or the Declaration of the Trust, nor will such actions result in any violation (in each case material to the Company and its subsidiaries (including the Trust) considered as a whole or as to the Trust separately) of any statute or any order, rule or regulation of any court or regulatory authority or other governmental body having jurisdiction over the Trust or the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for, and the absence of which would materially affect, the performance by the Company and the Trust of their obligations under this Agreement and the issuance and delivery of the Capital Securities, except such approvals as will be obtained under the 1933 Act, the 1934 Act or the 1939 Act and as may be required by the securities or Blue Sky laws of the various states or the securities laws of non-U.S. jurisdictions in connection with the sale of the Capital Securities.

               (xvi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Trust, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein),  or which  might  reasonably  be  expected  to  result  in a
          Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries taken as a whole or the consummation of the transactions contemplated in this Agreement or the performance by the Company or the Trust of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

               (xvii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except for such Governmental Licenses the absence of which would not cause a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (xviii) Compliance with Cuba Act. The Company and the Trust have complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

               (xix) Investment Company Act. Neither the Company nor the Trust is, and upon the issuance and sale of the Capital Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     (b) Officer's Certificates. Any certificate signed by any officer of the Company or the Trust delivered to Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, respectively, to each Underwriter as to the matters covered thereby.

SECTION 2.  SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

     (a) Capital Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the purchase price of $979.77 per Capital Security, the number of Capital Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Capital Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as they in their sole discretion shall make to eliminate any sales or purchases of fractional securities. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Capital Securities will be used to purchase the Debentures, the Company hereby agrees to pay at the Closing Time to the Underwriters a commission of $10.00 per Capital Security purchased by the Underwriters.

     (b)  Payment.   Payment  of  the  purchase   price  for,  and  delivery  of
certificates for, the Capital Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Underwriters, the Company and the Trust, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 p.m. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters, the Company and the Trust (such time and date of payment and delivery being herein called "Closing Time").

     Payment shall be made to the Trust by wire transfer of immediately available funds to the order of the Trust, against delivery to the Underwriters of certificates for the Capital Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for the Capital Securities which it has agreed to purchase. Lehman Brothers, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Capital Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

     At Closing Time the Company will pay, or cause to be paid, the commission payable at such time under this Section 2 to Lehman Brothers on behalf of the Underwriters by wire transfer of immediately available funds.

     (c) Denominations; Registration. Certificates for the Capital Securities shall be in such denominations and registered in such names as the Representative may request in writing at least two full business days before the Closing Time. The certificates for the Capital Securities will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

SECTION 3.  COVENANTS OF THE COMPANY AND THE TRUST.

     The Company and the Trust jointly and severally covenant with each Underwriter as follows:

     (a) Compliance with Securities  Regulations  and Commission  Requests.  The
Company and the Trust, subject to Section 3(b), will comply with the requirements of Rule 424, Rule 430A or Rule 434, as applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any prospectus, or of the suspension of the qualification of the Capital Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company and the Trust will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company and the Trust will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company and the Trust will give the Representative notice of their intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such documents to, and consult with, the Representative and their counsel within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Representative shall reasonably object in writing; provided, however, that the foregoing shall not apply to any of the Company's filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act, copies of which such filings the Company will cause to be delivered to the Representative promptly after being transmitted for filing with the Commission.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Representative, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and, upon request, documents incorporated or deemed to be incorporated by reference therein), and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for the Representative. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company will deliver to each Underwriter, without charge, as many copies of the Prospectus as such Underwriter reasonably requests, and the Company and the Trust hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company and the Trust will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Capital Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters and for the Company or Trust, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Trust will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company and the Trust will each use its best efforts, in cooperation with the Underwriters, to qualify the Capital Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that neither the Company nor the Trust shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Capital Securities have been so qualified, the Company and the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date hereof. The Company and the Trust will also supply the Underwriters with such information as is necessary for the determination of the legality of the Capital Securities for investment under the laws of such jurisdictions as the Underwriters may request.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Restriction on Sale of Securities. During a period of 7 days from the date of the Prospectus, neither the Company nor the Trust will, without the prior written consent of Lehman Brothers, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Capital Securities or Debentures (or any equity or debt securities substantially similar to the Capital Securities or Debentures, respectively). The foregoing sentence shall not apply to the Capital Securities or Debentures to be sold hereunder.

     (i) Reporting Requirements. The Company and the Trust, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

SECTION 4  PAYMENT OF EXPENSES.

     (a) Expenses. The Company will pay all expenses incident to the performance of its and the Trust's obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Capital Securities, (iii) the preparation, issuance and delivery of the certificates for the Capital Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Capital Securities to the Underwriters, (iv) the fees and disbursements of the Company's and the Trust's counsel, accountants and other advisors, (v) the qualification of the Capital Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, if any, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, if any, (viii) the fees and expenses of any transfer agent or registrar for the Capital Securities, (ix) the fees and expenses of the Indenture Trustee, including the fees and disbursements of counsel for the Indenture Trustee in connection with the Indenture and the Debentures, (x) the fees and expenses of the Delaware Trustee, the Institutional Trustee and the Guarantee Trustee, including the fees and disbursements of counsel for the Delaware Trustee, the Institutional Trustee and the Guarantee Trustee, (xi) any fees payable in connection with the rating of the Capital Securities and the Debentures and
(xii) the cost and charges associated with the approval of the Capital Securities by The Depositary Trust Company for "book-entry" transfer; provided, however, that the Underwriters agree to reimburse the expenses payable by the Company in connection with the offering of the Capital Securities, estimated at $312,500.

     (b) Termination of Agreement. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5  CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

     The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Trust contained in Section 1 hereof or in certificates of any officer of the Company or any Trustee delivered pursuant to the provisions hereof, to the performance by the Company and the Trust of their respective covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (b) Opinion of Counsel for Company. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Edwards & Angell, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters substantially to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (c) Opinion of Special Delaware Counsel for the Trust. At Closing Time, the Representative shall have received the favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, special Delaware counsel to the Trust, together with signed or reproduced copies of such letter for each of the Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

     (d) Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the validity of the Capital Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States, the Business Trust Act of the State of Delaware and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (e) Officers' Certificates. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, (A) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the Chairman, the President, a Vice Chairman or a Vice President of the Company and of the chief financial or chief accounting officer or the Treasurer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change,
(ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time (except for representations or warranties which by their terms speak as of a different date or dates), (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are, to the best of the Company's knowledge, threatened by the Commission; or (B) any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust, and the Representative shall have received a certificate of a Regular Trustee of the Trust, dated as of Closing Time, to the effect that (i) there has been no such material adverse change,
(ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time (except for representations or warranties which by their terms speak as of a different date or dates), (iii) the Trust has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are, to the best of the Trust's knowledge, threatened by the Commission.

     (f) Accountant's Comfort Letter. At the Closing Time, the Representative shall have received from KPMG Peat Marwick LLP ("KPMG") a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (g) Lock-up Agreements. At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit C hereto signed by the Company and the Trust.

     (h) Maintenance of Rating. At Closing Time, the Capital Securities shall be rated at least a2 by Moody's Investors Service, Inc. and [BBB] by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and the Company shall have delivered to the Underwriters a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representative, confirming that the Capital Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Capital Securities or any of the Company's capital securities by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any of the Company's capital securities.

     (i) Additional Documents. At Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Capital Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and Trust in connection with the issuance and sale of the Capital Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

     (j) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6  INDEMNIFICATION.

     (a) Indemnification of Underwriters. Each of the Company and the Trust jointly and severally agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

               (iii)  against  any  and  all  expense  whatsoever,  as  incurred
          (including the fees and disbursements of counsel chosen by Lehman Brothers), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Lehman Brothers expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the Prospectus (or any amendment or supplement thereto).

     (b) Indemnification of Trust by Company. The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever as due from the Trust under Section 6(a) hereunder.

     (c) Indemnification of Trust, Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company and the Trust, the Company's directors, each of the Company's officers and the Trustee of the Trust who signed the Registration Statement, and each person, if any, who controls the Company and the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and Rule 434 Information, if applicable, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Lehman Brothers expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

     (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Lehman Brothers, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company, in each case reasonably acceptable to the indemnifying party. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a) (ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.  CONTRIBUTION.

     If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein; then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other hand from the offering of the Capital Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other hand in connection with the offering of the Capital Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Capital Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company and the Trust on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company and the Trustee of the Trust who signed the Registration Statement, and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Capital Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

     All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Trustees of the Trust or any of its other subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the
Company,   and  shall  survive  delivery  of  the  Capital   Securities  to  the
Underwriters.

SECTION 9  TERMINATION OF AGREEMENT.

     (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company and the Trust, at any time at or prior to Closing Time
(i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Capital Securities or to enforce contracts for the sale of the Capital Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10  DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

     If one or more of the Underwriters shall fail at Closing Time to purchase the Capital Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

               (a) if the number of Defaulted Securities does not exceed 10% of the number of Capital Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

               (b) if the number of Defaulted Securities exceeds 10% of the number of Capital Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement either the Representative or the Company shall have the right to postpone Closing Time, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

SECTION 11  NOTICES.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representative shall be directed to Lehman Brothers at American Express Tower, 19th Floor, World Financial Center, New York, New York 10285, attention of General Counsel; notices to the Trust shall be directed to it at The First National Bank of Chicago, One North State Street, 9th Floor, Chicago, Illinois, attention of Corporate Trust Administrator and notices to the Company shall be directed to it at Fleet Financial Group, Inc., One Federal Street, Boston, Massachusetts, 02110, attention of General Counsel.

SECTION 12  PARTIES.

     This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Trust and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Trust and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Trust and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13  GOVERNING LAW AND TIME.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14  EFFECT OF HEADINGS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company and the Trust in accordance with its terms.


                                Very truly yours,

                                FLEET FINANCIAL GROUP, INC.


                                By: /s/ Authorized Signatory
                                -------------------------
                                Name:
                                Title:

                                FLEET CAPITAL TRUST V


                                By: /s/ Authorized Signatory
                                -------------------------
                                Name:
                                Title: Regular Trustee



                                By: /s/ Authorized Signatory
                                -------------------------
                                Name:
                                Title: Regular Trustee



CONFIRMED AND ACCEPTED, as of the date first above written:


LEHMAN BROTHERS INC.



By: LEHMAN BROTHERS INC.


By:---------------------------------
   Authorized Signatory

Acting on behalf of the Underwriters named in Schedule A annexed hereto.

                                   SCHEDULE A

                                                               Number of Capital
        Name of Underwriter                                       Securities

Lehman Brothers Inc.                                                  147,500

Chase Securities Inc.                                                  45,000

Goldman, Sachs & Co.                                                   45,000

Blaylock & Partners, L.P.                                              12,500

                           Total                                      250,000

                                   SCHEDULE B

                        List of Significant Subsidiaries


Fleet National Bank
Fleet Bank, National Association

                                                                       Exhibit A


     Form of opinion, dated as of Closing Time, of Edwards & Angell, counsel for the Company and the Trust, substantially to the effect that:

               (i) Each of the Company and the subsidiaries of the Company listed on Schedule B hereto, (the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation or national banking association in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation under the laws of the State of New York; and neither the Company nor any Significant Subsidiary is required to be qualified to do business as a foreign corporation under the laws of any other jurisdiction, and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

               (ii) All the outstanding shares of the capital stock of the Significant Subsidiaries have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. ss. 55 in the case of Fleet National Bank and Fleet Bank, National Association) nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests claims, liens or encumbrances.

               (iii) The Purchase Agreement has been duly authorized by the Company and has been duly executed and delivered by each of the Company and the Trust.

               (iv) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (v) The Debentures have been duly authorized, executed and delivered by the Company and when the Debentures have been duly authenticated by the Indenture Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Trust, the Debentures will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as
          enforcement   thereof  may  be  limited  by   bankruptcy,   insolvency
          (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (vi) The Declaration has been duly authorized, executed and delivered by the Company; and, assuming the due authorization, execution and delivery of the Declaration by First Chicago Delaware Inc. and The First National Bank of Chicago, the Declaration constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (vii) The Capital Securities Guarantee Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (viii) The Indenture, Capital Securities Guarantee Agreement and the Declaration have each been duly qualified under the 1939 Act.

               (ix) The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights under the Articles of Incorporation or By-Laws of the Company or the laws of the State of Rhode Island to subscribe for the Capital Securities or the Debentures.

               (x) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

               (xi) The statements made in the Prospectus under the captions "Description of the Capital Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures" and "Effect of Obligations Under the Junior Subordinated Debentures and the Guarantee", insofar as such statements purport to summarize certain provisions of the Capital Securities, the Common Securities, the Debentures, the Capital Securities Guarantee, the Indenture, the Declaration, the Capital Securities Guarantee Agreement and the Articles of Incorporation of the Company, to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly summarize the information required to be disclosed therein.

               (xii) Neither the issue and sale by the Trust of the Capital Securities, nor the consummation of any other of the transactions contemplated by the Purchase Agreement nor the fulfillment of the terms in the Purchase Agreement will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the organizational documents or Declaration of the Trust or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

               (xiii) Neither the Company nor the Trust is required to be registered under the Investment Company Act of 1940, as amended.

               (xiv) There is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

               (xv) Such counsel has been orally advised by the Commission that the Registration Statement was declared effective under the 1933 Act on September 24, 1998; any required filing of the Prospectus pursuant to Rule 424(b) under the 1933 Act has been made in the manner and within the time period required by Rule 424(b) and, such counsel has been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and, no proceeding for that purpose is pending or, to such Counsel's knowledge, threatened by the Commission.

               (xvi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by the Purchase Agreement, except such as have been obtained under the 1933 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Capital Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained.

               (xvii) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement, except for certain piggyback registration rights with respect to the common stock of the Company.

               (xviii) The Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, except that in each case such counsel need not express an opinion as to the financial statements, schedules and other financial and statistical data included  therein  or  excluded  therefrom  or  the  exhibits  to  the
          Registration Statement, and such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus except for those made under the captions "Description of Capital Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures", "Effect of Obligations Under the Junior Subordinated Debentures and the Guarantee", and "Description of Capital Stock" in the Prospectus insofar as they relate to provisions of documents therein described.

     Additionally, in giving its opinion, such counsel shall state that such counsel has participated in conferences with representatives of the Underwriters, officers and other representatives of the Company and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except and only to the extent as set forth in paragraphs (xxviii) above), on the basis of the foregoing (relying as to materiality to a large extent upon the discussions with and representations and opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective or at the date hereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel does not express any comment with respect to the financial statements including the notes thereto and supporting schedules, or any other financial and statistical data set forth or referred to in the Registration Statement or the Prospectus.

                                                                       Exhibit B

     Form of opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, special Delaware counsel for the Trust, substantially to the effect that:

               (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; and the Trust has the trust power and authority to conduct its business, as described in the Prospectus.

               (ii) the Amended and Restated Declaration is a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency (including without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the rights to indemnity and contribution contained therein may be limited by state or securities laws or the public policy underlying such laws.

               (iii) the Capital Securities have been duly authorized for issuance in accordance with the Amended and Restated Declaration and, subject to the qualifications set forth below, when certificates therefor in the form examined by us are issued, executed and authenticated in accordance with the Amended and Restated Declaration and delivered and paid for in accordance with the Purchase Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will entitle the holders of the Capital Securities to the benefits of the Amended and Restated Declaration except to the extent that enforcement of the Amended and Restated Declaration may be limited by (i) bankruptcy, insolvency (including without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the rights to indemnity and contribution contained therein may be limited by state or securities laws or the public policy underlying such laws; and the holders of the Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We bring to your attention, however, that the holders of Capital Securities may be obligated, pursuant to the Amended and Restated Declaration, to make payments, including (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Capital Securities and the issuance of replacement Capital Securities, and (ii) to provide security and indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the Amended and Restated Declaration.

               (iv) the issuance of the Capital Securities is not subject to preemptive or other similar rights under the Delaware Act or the Amended and Restated Declaration.

               (v) under the Amended and Restated Declaration and the Delaware Act, the Trust has the requisite trust power and authority to execute and deliver the Purchase Agreement, and to perform its obligations under the Purchase Agreement and to consummate the transactions contemplated thereby. The Purchase Agreement has been duly authorized, executed and delivered by the Trust.

               (vi) the statements made in the Prospectus under the caption "Description of the Capital Securities" insofar as such statements constitute summaries of Delaware law are accurate in all material respects.

                                                                      Exhibit C

Form of lock-up pursuant to Section 5(g)

                                                     _______, 1998




LEHMAN BROTHERS INC.
Chase Securities Inc.
Goldman, Sachs & Co.
Blaylock & Partners, L.P.
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285


Re:  Proposed Public Offering by Fleet Financial Group, Inc.

Ladies and Gentlemen:

      The undersigned, Fleet Financial Group, Inc., a Rhode Island corporation (the "Company") and Fleet Capital Trust V, a Delaware Statutory business trust (the "Trust") understand that Lehman Brothers Inc. ("Lehman Brothers"), Chase Securities Inc., Goldman, Sachs & Co. and Blaylock & Partners, L.P. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the Trust, providing for the public offering of $250,000,000 of the Trust's Floating Rate Capital Securities ("Capital Securities"). In connection with the foregoing, the Company will deposit in the Trust its Floating Rate Junior Subordinated Deferrable Interest Debentures due 2028 (the "Junior Subordinated Debentures"). In recognition of the benefit that such an offering will confer upon the undersigned and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of seven (7) days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Lehman Brothers, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Capital Securities, any security convertible into or exchangeable into or exercisable for Capital Securities or Junior Subordinated Debentures or any debt securities substantially similar to the Junior Subordinated Debentures or equity securities substantially similar to the Capital Securities, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Capital Securities, any security convertible into or exchangeable into or exercisable for Capital Securities or Junior Subordinated Debentures or any debt securities
substantially   similar  to  the  Junior  Subordinated   Debentures  or  equity
securities substantially similar to the Capital Securities, whether any such swap or transaction is to be settled by delivery of Capital Securities, Junior Subordinated Debentures or other securities, in cash or otherwise.


                                   Very truly yours,

                                   FLEET FINANCIAL GROUP, INC.


                                   By:
                                      _________________________________________
                                       Name:
                                       Title:



                                   FLEET CAPITAL TRUST V


                                   By:
                                      _________________________________________
                                       Name:
                                       Title: Regular Trustee


                                   By:
                                      _________________________________________
                                       Name:
                                       Title: Regular Trustee